UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05125

BNY Mellon Variable Investment Fund
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	12/31/23

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Variable Investment Fund, Appreciation Portfolio

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by Portfolio Managers Alan Christensen, Catherine Crain, Gentry Lee, Christopher Sarofim and Charles Sheedy of Fayez Sarofim & Co., LLC sub-advisor.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Variable Investment Fund, Appreciation Portfolio’s (the “fund”) Initial shares achieved a total return of 20.97%, and its Service shares achieved a total return of 20.67%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 26.27% for the same period.2

The reporting period was characterized by easing inflation and investor anticipation of the end of the Federal Reserve’s (the “Fed”) interest rate hiking program. The fund underperformed the benchmark, driven by positioning in the information technology, energy and consumer staples sectors.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. To pursue these goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks. The fund focuses on blue-chip companies with total market capitalizations of more than $5 billion at the time of purchase, including multinational companies. These are established companies that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence and the potential to achieve predictable, above-average earnings growth.

In choosing stocks, the fund identifies economic sectors it believes will expand over the next three to five years or longer. Using fundamental analysis, the fund then seeks companies within these sectors that have proven track records and dominant positions in their industries. The fund employs a “buy-and-hold” investment strategy, which generally has resulted in an annual portfolio turnover rate of below 15%. A low portfolio turnover rate helps reduce the fund’s trading costs.3

Easing Inflation and an Anticipated End to Rate Hiking Supported the Market

The Index steadily appreciated over the reporting period, rebounding strongly from a challenging 2022. Throughout the year, investor enthusiasm was driven by hopes that the Fed could successfully engineer a “soft landing,” with inflation slowly declining while the U.S. economy remained resilient. Expectations that monetary tightening policies were nearing an end propelled the stock market during the fourth quarter, as data showed inflation cooling without triggering an economic recession, and investors began to anticipate the timing of rate cuts.

After raising the federal funds rate to the current level of 5.25%−5.50% in July, the Fed held rates steady in each subsequent meeting. The rate-hiking campaign offered signs of successfully taming inflation, as the headline Consumer Price Index rate was 3.1% for the 12 months ending November 2023, a precipitous decline from the high of 9.1% in June 2022.

2

Furthermore, while the U.S. labor market and wage growth remained above Fed targets, both showed signs of softening. Investors were also focused on economic data, which demonstrated continued growth, albeit at a slower pace. U.S. third quarter GDP was revised from 5.2% to 4.9%.

Despite the boost in investor sentiment toward the end of the period, the market faced challenges throughout the year. A regional banking crisis erupted in March, as some banks faced perceived and real liquidity concerns when higher interest rates decreased bond prices and the market value of capital reserves. This dynamic prompted a “flight to safety” by depositors, who moved deposits to larger money center banks. Ultimately, three regional banks in the U.S. collapsed, went into receivership and were eventually sold to larger banks. The swift government response was enough to prevent contagion and calm global markets. Tighter lending standards introduced in response also served to indirectly ameliorate inflation.

Consistent themes from corporate management teams arose during the earnings seasons over the course of the year. Internally, companies are focused on implementing cost-saving initiatives and leveraging artificial intelligence to optimize performance and reduce expenses. Management teams have also noted the positive financial impacts of a resilient U.S. consumer and the adverse impacts of an uneven recovery in China. The strength of the U.S. consumer was evident in third quarter earnings results from retailers and holiday spending data; however, management teams also noted a more price-conscious shopper that needed to be enticed by discounts or promotions. This dynamic supported the year-long theme of resilient, but slowing, consumer demand in the U.S.

Within the Index, the information technology, communication services and consumer discretionary sectors were relative outperformers, while the utilities, energy and consumer staples sectors were relative laggards in the period.

Information Technology, Energy and Consumer Staples Hampered Performance

The fund underperformed the Index during the reporting period. In the information technology sector, the dual impact of negative stock selection and allocation effects detracted from relative performance. In addition, an overweight allocation to the energy and consumer staples sectors resulted in negative allocation effects, which, combined with negative selection effects in the respective sectors, also led to negative contribution. The top detractors included The Estee Lauder Companies, Inc., Chevron Corp., Air Products & Chemicals, Inc., RTX Corp., and Johnson & Johnson.

Conversely, the fund’s positive allocation and selection effects bolstered results in the health care sector. The fund also benefited from its strategic group of holdings in the financials sector, where the fund avoided exposure to the distressed U.S. regional banks. A strategic underweight allocation to the utilities sector was beneficial as well. The top contributors to relative performance included Microsoft Corp., Apple, Inc., Amazon.com, Inc., Novo Nordisk A/S and Alphabet, Inc.

A Focus on Quality

With the federal funds rate at its highest levels since 2007 and signals from the Fed that rate cuts may be coming in 2024, the market has embraced a more bullish outlook. While we saw

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

great progress on taming inflation and data points reflecting a resilient U.S. economy anchored by strong consumption trends, there remain uncertainties, including geopolitical risks and the potential for inflation to reaccelerate. If inflation deviates from its downward path, we may see a reversal from central banks’ stable outlook and the potential for rate hikes to resume. China’s uneven recovery and a looming economic slowdown in Europe are headwinds for the global economy.

The fund remains focused on identifying companies with better credit quality, strong balance sheets, pricing power and the capability to self-fund growth and expansion plans. Companies with these characteristics should be better positioned to withstand macroeconomic headwinds and generate attractive returns while continuing capital distribution plans to shareholders. We have been focused on the broader financial implications of a prolonged tightening monetary policy environment and have re-evaluated our holdings through this lens by determining, among other considerations, whether stocks in our portfolio are exposed to risk related to capital, labor or energy requirements.

The businesses in which we invest minimize exposure to these risks and naturally exhibit higher margins and returns on capital, giving them an advantage in dealing with changing economic conditions and in consistently generating free cash flow, which we believe positions our portfolio to outperform over a long-term investment horizon.

January 16, 2024

1  Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

2  Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3  Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Appreciation Portfolio made available through insurance products may be similar to those of other funds managed by BNY Mellon. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

Please note: the position in security highlighted with italicized typeface was sold during the reporting period.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Appreciation Portfolio with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

†  Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in each Initial shares and Service shares of BNY Mellon Variable Investment Fund, Appreciation Portfolio on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fund fees and expenses for Initial shares and Service shares. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2023
	1 Year	5 Years	10 Years
Initial shares	20.97%	16.23%	11.09%
Service shares	20.67%	15.94%	10.81%
S&P 500® Index	26.27%	15.68%	12.02%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Appreciation Portfolio from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.37	$5.66
Ending value (after expenses)	$1,062.30	$1,061.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.28	$5.55
Ending value (after expenses)	$1,020.97	$1,019.71
†

Expenses are equal to the fund’s annualized expense ratio of .84% for Initial Shares and 1.09% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS

December 31, 2023

Description	Shares		Value ($)
Common Stocks - 99.3%
Capital Goods - 1.3%
Otis Worldwide Corp.	10,485		938,093
RTX Corp.	18,900		1,590,246
			2,528,339
Commercial & Professional Services - 1.3%
Automatic Data Processing, Inc.	5,960		1,388,501
Verisk Analytics, Inc.	4,830		1,153,694
			2,542,195
Consumer Discretionary Distribution & Retail - 4.8%
Amazon.com, Inc.	63,090	[a]	9,585,895
Consumer Durables & Apparel - 4.7%
Hermes International SCA	800		1,694,607
LVMH Moet Hennessy Louis Vuitton SE	5,810		4,705,273
NIKE, Inc., Cl. B	27,585		2,994,903
			9,394,783
Consumer Services - 3.8%
Marriott International, Inc., Cl. A	14,815		3,340,931
McDonald's Corp.	14,165		4,200,064
			7,540,995
Energy - 8.4%
Chevron Corp.	45,420		6,774,847
Exxon Mobil Corp.	30,550		3,054,389
Hess Corp.	48,340		6,968,695
			16,797,931
Financial Services - 13.2%
BlackRock, Inc.	6,195		5,029,101
CME Group, Inc.	5,350		1,126,710
Intercontinental Exchange, Inc.	27,995		3,595,398
Mastercard, Inc., Cl. A	8,025		3,422,743
S&P Global, Inc.	11,385		5,015,320
Visa, Inc., Cl. A	31,440	[b]	8,185,404
			26,374,676
Food, Beverage & Tobacco - 6.4%
Nestle SA, ADR	20,325		2,350,180
PepsiCo, Inc.	23,620		4,011,621
Philip Morris International, Inc.	32,575		3,064,656
The Coca-Cola Company	57,070		3,363,135
			12,789,592
Health Care Equipment & Services - 7.0%
Abbott Laboratories	33,050		3,637,813
Intuitive Surgical, Inc.	9,505	[a]	3,206,607

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.3% (continued)
Health Care Equipment & Services - 7.0% (continued)
UnitedHealth Group, Inc.	13,485		7,099,448
			13,943,868
Household & Personal Products - 1.5%
The Estee Lauder Companies, Inc., Cl. A	13,880		2,029,950
The Procter & Gamble Company	6,400		937,856
			2,967,806
Insurance - 1.6%
The Progressive Corp.	19,900		3,169,672
Materials - 3.1%
Air Products & Chemicals, Inc.	11,805		3,232,209
The Sherwin-Williams Company	9,290		2,897,551
			6,129,760
Media & Entertainment - 5.2%
Alphabet, Inc., Cl. C	52,655	[a]	7,420,669
Comcast Corp., Cl. A	69,715		3,057,002
			10,477,671
Pharmaceuticals, Biotechnology & Life Sciences - 6.5%
AstraZeneca PLC, ADR	35,000		2,357,250
Eli Lilly & Co.	3,225		1,879,917
Novo Nordisk A/S, ADR	84,805		8,773,077
			13,010,244
Semiconductors & Semiconductor Equipment - 5.3%
ASML Holding NV	6,205		4,696,689
Texas Instruments, Inc.	34,490		5,879,165
			10,575,854
Software & Services - 14.7%
Adobe, Inc.	5,810	[a]	3,466,246
Gartner, Inc.	2,660	[a]	1,199,953
Intuit, Inc.	8,380		5,237,751
Microsoft Corp.	51,865		19,503,315
			29,407,265
Technology Hardware & Equipment - 7.0%
Apple, Inc.	72,335		13,926,658
Transportation - 3.5%
Canadian Pacific Kansas City Ltd.	26,555		2,099,438
Union Pacific Corp.	19,515		4,793,274
			6,892,712
Total Common Stocks (cost $64,099,424)			198,055,916

8

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .2%
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $507,382)	5.43	507,382	[c]	507,382
Total Investments (cost $64,606,806)		99.5%		198,563,298
Cash and Receivables (Net)		.5%		920,061
Net Assets		100.0%		199,483,359

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $8,103,394 and the value of the collateral was $8,277,152, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	27.1
Financials	14.8
Health Care	13.5
Consumer Discretionary	13.3
Energy	8.4
Consumer Staples	7.9
Industrials	6.0
Communication Services	5.2
Materials	3.1
Investment Companies	.2
99.5

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - .2%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .2%	1,281,219	19,296,552	(20,070,389)	507,382	62,466
Investment of Cash Collateral for Securities Loaned - .0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	1,525,360	(1,525,360)	-	4,467	†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	-	514,454	(514,454)	-	4,545	†††
Total - .2%	1,281,219	21,336,366	(22,110,203)	507,382	71,478

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $8,103,394)—Note 1(c):
Unaffiliated issuers	64,099,424	198,055,916
Affiliated issuers	507,382	507,382
Receivable for investment securities sold		2,923,737
Dividends and securities lending income receivable		134,857
Tax reclaim receivable—Note 1(b)		41,702
Receivable for shares of Beneficial Interest subscribed		14,866
Prepaid expenses		19,935
		201,698,395
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		109,078
Due to Fayez Sarofim & Co., LLC		36,526
Payable for investment securities purchased		1,930,787
Payable for shares of Beneficial Interest redeemed		69,890
Trustees’ fees and expenses payable		800
Other accrued expenses		67,955
		2,215,036
Net Assets ($)		199,483,359
Composition of Net Assets ($):
Paid-in capital		50,199,294
Total distributable earnings (loss)		149,284,065
Net Assets ($)		199,483,359

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	158,457,876	41,025,483
Shares Outstanding	4,524,040	1,196,794
Net Asset Value Per Share ($)	35.03	34.28

See notes to financial statements.

11

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $51,578 foreign taxes withheld at source):
Unaffiliated issuers	2,930,685
Affiliated issuers	62,466
Income from securities lending—Note 1(c)	9,012
Total Income	3,002,163
Expenses:
Management fee—Note 3(a)	1,015,902
Sub-advisory fee—Note 3(a)	414,946
Professional fees	96,906
Distribution fees—Note 3(b)	95,295
Prospectus and shareholders’ reports	23,531
Chief Compliance Officer fees—Note 3(b)	21,361
Trustees’ fees and expenses—Note 3(c)	15,660
Custodian fees—Note 3(b)	5,083
Loan commitment fees—Note 2	3,912
Shareholder servicing costs—Note 3(b)	2,277
Miscellaneous	16,716
Total Expenses	1,711,589
Less—reduction in fees due to earnings credits—Note 3(b)	(1,687)
Net Expenses	1,709,902
Net Investment Income	1,292,261
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	15,071,911
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	19,929,128
Net Realized and Unrealized Gain (Loss) on Investments	35,001,039
Net Increase in Net Assets Resulting from Operations	36,293,300

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	1,292,261	1,192,100
Net realized gain (loss) on investments	15,071,911	16,343,517
Net change in unrealized appreciation (depreciation) on investments	19,929,128	(62,304,879)
Net Increase (Decrease) in Net Assets Resulting from Operations	36,293,300	(44,769,262)
Distributions ($):
Distributions to shareholders:
Initial Shares	(14,221,315)	(49,260,114)
Service Shares	(3,397,357)	(12,305,995)
Total Distributions	(17,618,672)	(61,566,109)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	2,446,807	5,098,767
Service Shares	8,010,332	4,465,808
Distributions reinvested:
Initial Shares	14,221,315	49,260,114
Service Shares	3,397,357	12,305,983
Cost of shares redeemed:
Initial Shares	(21,807,319)	(21,378,557)
Service Shares	(8,655,869)	(11,004,944)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	(2,387,377)	38,747,171
Total Increase (Decrease) in Net Assets	16,287,251	(67,588,200)
Net Assets ($):
Beginning of Period	183,196,108	250,784,308
End of Period	199,483,359	183,196,108
Capital Share Transactions (Shares):
Initial Shares
Shares sold	74,140	140,376
Shares issued for distributions reinvested	458,815	1,375,506
Shares redeemed	(664,755)	(596,803)
Net Increase (Decrease) in Shares Outstanding	(131,800)	919,079
Service Shares
Shares sold	252,971	121,154
Shares issued for distributions reinvested	112,095	349,939
Shares redeemed	(270,246)	(314,330)
Net Increase (Decrease) in Shares Outstanding	94,820	156,763

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	31.93	53.72	47.18	42.76	35.84
Investment Operations:
Net investment income[a]	.24	.23	.23	.33	.43
Net realized and unrealized gain (loss) on investments	6.04	(8.53)	11.43	7.99	11.58
Total from Investment Operations	6.28	(8.30)	11.66	8.32	12.01
Distributions:
Dividends from net investment income	(.24)	(.24)	(.22)	(.33)	(.46)
Dividends from net realized gain on investments	(2.94)	(13.25)	(4.90)	(3.57)	(4.63)
Total Distributions	(3.18)	(13.49)	(5.12)	(3.90)	(5.09)
Net asset value, end of period	35.03	31.93	53.72	47.18	42.76
Total Return (%)	20.97	(18.06)	27.13	23.69	36.10
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85	.83	.80	.81	.81
Ratio of net expenses to average net assets	.85	.83	.80	.81	.81
Ratio of net investment income to average net assets	.73	.65	.46	.80	1.10
Portfolio Turnover Rate	3.73	8.59	3.81	8.82	6.71
Net Assets, end of period ($ x 1,000)	158,458	148,683	200,725	298,456	273,832

a Based on average shares outstanding.

See notes to financial statements.

14

	Year Ended December 31,
Service Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	31.32	52.96	46.60	42.29	35.49
Investment Operations:
Net investment income[a]	.15	.14	.10	.22	.33
Net realized and unrealized gain (loss) on investments	5.91	(8.38)	11.26	7.89	11.46
Total from Investment Operations	6.06	(8.24)	11.36	8.11	11.79
Distributions:
Dividends from net investment income	(.16)	(.15)	(.10)	(.23)	(.36)
Dividends from net realized gain on investments	(2.94)	(13.25)	(4.90)	(3.57)	(4.63)
Total Distributions	(3.10)	(13.40)	(5.00)	(3.80)	(4.99)
Net asset value, end of period	34.28	31.32	52.96	46.60	42.29
Total Return (%)	20.67	(18.26)	26.78	23.38	35.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.08	1.05	1.06	1.06
Ratio of net expenses to average net assets	1.10	1.08	1.05	1.06	1.06
Ratio of net investment income to average net assets	.48	.40	.21	.55	.85
Portfolio Turnover Rate	3.73	8.59	3.81	8.82	6.71
Net Assets, end of period ($ x 1,000)	41,025	34,513	50,060	136,119	128,404

a Based on average shares outstanding.

See notes to financial statements.

15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Appreciation Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. Its secondary goal is current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Prior to February 27, 2023, Fayez Sarofim & Co. served as the sub-adviser to the fund pursuant to a sub-investment advisory agreement between the fund and Fayez Sarofim & Co. (the “Prior Sub-Investment Advisory Agreement”). Effective February 27, 2023, the Trust’s Board of Trustees (the “Board”) approved an amended sub-investment advisory agreement (the “Amended Sub-Investment Advisory Agreement”), which reflected a change in Fayez Sarofim & Co.’s corporate form, from a Texas corporation to a Delaware limited liability company, and a new name, Fayez Sarofim & Co., LLC (the “Sub-Adviser”). The sub-advisory fee payable by the fund to the Sub-Adviser under the Amended Sub-Investment Advisory Agreement is the same as the sub-advisory fee under the Prior Sub-Investment Advisory Agreement. The fund’s investment strategy and management policies did not change in connection with the implementation of the Amended Sub-Investment Advisory Agreement. The Adviser continues to serve as the fund’s investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

16

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

17

NOTES TO FINANCIAL STATEMENTS (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Board has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as

18

determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	198,055,916	-	-	198,055,916
Investment Companies	507,382	-	-	507,382

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

19

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2023, BNY Mellon earned $1,229 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of

20

December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	8,103,394		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	8,103,394		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(8,103,394)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to

21

NOTES TO FINANCIAL STATEMENTS (continued)

comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $257,941, undistributed capital gains $15,069,628 and unrealized appreciation $133,956,496.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $1,270,139 and $2,120,857, and long-term capital gains $16,348,533 and $59,445,252, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon

22

Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .5325% of the value of the fund’s average daily net assets. Pursuant to a sub-investment advisory agreement with the Sub-Adviser, the fund pays the Sub-Adviser a monthly sub-advisory fee at the annual rate of .2175% of the value of the fund’s average daily net assets. Both fees are payable monthly.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2023, Service shares were charged $95,295 pursuant to the Distribution Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $1,899 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,687.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2023, the fund was charged $5,083 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $21,361 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $89,426, Distribution Plan fees of $8,618, Custodian fees of $5,475, Chief Compliance Officer fees of $5,248 and Transfer Agent fees of $311.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities during the period ended December 31, 2023, amounted to $7,069,890 and $25,802,549, respectively.

At December 31, 2023, the cost of investments for federal income tax purposes was $64,606,806; accordingly, accumulated net unrealized appreciation on investments was $133,956,492, consisting of $133,962,856 gross unrealized appreciation and $6,364 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Appreciation Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Appreciation Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund (the “Trust”)), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2024

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2023 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund hereby reports $2.9388 per share as a long-term capital gain distribution paid on March 31, 2023.

26

PROXY RESULTS (Unaudited)

A special meeting of the Trust’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	275,135,241	1,049,129
Michael D. DiLecce	275,139,411	1,044,958
Gina D. France	275,140,934	1,043,435
Joan L. Gulley	275,134,336	1,050,034
Nathan Leventhal	275,139,056	1,045,314

† Each Board Member’s term commenced January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Trust. Mses. France and Gulley currently are Board Members of the Trust, but have not been previously elected by shareholders.

27

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (80)
Chairman of the Board (2006)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

28

Robin A. Melvin (60)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)
Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

29

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

30

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

31

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32

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33

For More Information

BNY Mellon Variable Investment Fund, Appreciation Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co., LLC
Two Houston Center
Suite 2907
909 Fannin Street
Houston, TX 77010

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0112AR1223

BNY Mellon Variable Investment Fund, Government Money Market Portfolio

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Government Money Market Portfolio from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

Expenses paid per $1,000†	$2.86
Ending value (after expenses)	$1,024.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

Expenses paid per $1,000†	$2.85
Ending value (after expenses)	$1,022.38
†	Expenses are equal to the fund’s annualized expense ratio of .56%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

2

STATEMENT OF INVESTMENTS
December 31, 2023

U.S. Government Agencies Obligations - 13.1%	Annualized Yield (%)	Principal Amount ($)		Value ($)
Federal Farm Credit Banks:
1/2/2024, Bonds (3 Month SOFR +0.05%)	5.43	2,000,000	[a]	2,000,000
1/2/2024, Bonds (3 Month SOFR +0.05%)	5.45	3,000,000	[a]	3,000,000
Federal Home Loan Banks:
1/2/2024, Bonds (3 Month SOFR +0.04%)	5.44	3,000,000	[a]	3,000,000
1/2/2024, Bonds (3 Month SOFR +0.06%)	5.46	3,000,000	[a]	3,000,000
1/2/2024, Bonds (3 Month SOFR +0.06%)	5.46	2,000,000	[a]	2,000,000
1/2/2024, Bonds (3 Month SOFR +0.07%)	5.47	3,000,000	[a]	3,000,000
1/2/2024, Bonds (3 Month SOFR +0.14%)	5.54	2,000,000	[a]	2,000,000
1/2/2024, Bonds (3 Month SOFR +0.16%)	5.56	2,000,000	[a]	2,000,000
1/2/2024, Bonds (3 Month SOFR +0.16%)	5.56	1,000,000	[a]	1,000,000
2/9/2024, Notes	5.02	2,000,000	[b]	1,989,643
3/6/2024, Notes	5.35	1,000,000	[b]	990,846
4/26/2024, Bonds	5.35	2,000,000		2,000,000
5/10/2024, Bonds	5.24	2,000,000		2,000,000
5/28/2024, Bonds	5.28	1,000,000		1,000,000
5/30/2024, Bonds	5.35	1,000,000		1,000,000
7/12/2024, Bonds	5.51	2,000,000		2,000,000
8/19/2024, Bonds	5.58	2,000,000		2,000,000
8/26/2024, Bonds	5.62	3,000,000		3,000,000
10/22/2024, Bonds	5.62	2,000,000		2,000,000
11/12/2024, Bonds	5.62	1,000,000		1,000,000
Federal Home Loan Mortgage Corporation:
6/18/2024, Notes	5.50	1,000,000	[c]	1,000,000
Total U.S. Government Agencies Obligations (cost $40,980,489)				40,980,489
U.S. Treasury Bills - 38.8%
1/4/2024	5.32	2,500,000	[b]	2,498,899
1/9/2024	5.31	6,000,000	[b]	5,992,953
1/11/2024	5.37	8,000,000	[b]	7,988,264
1/18/2024	5.37	10,000,000	[b]	9,975,024
1/23/2024	5.32	6,000,000	[b]	5,980,640
1/25/2024	5.32	8,000,000	[b]	7,971,813

3

STATEMENT OF INVESTMENTS (continued)

U.S. Treasury Bills - 38.8% (continued)	Annualized Yield (%)	Principal Amount ($)		Value ($)
2/6/2024	5.32	6,000,000	[b]	5,968,350
2/13/2024	5.39	11,000,000	[b]	10,930,597
2/20/2024	5.31	4,000,000	[b]	3,970,722
2/22/2024	5.34	1,500,000	[b]	1,488,582
2/27/2024	5.17	4,000,000	[b]	3,967,116
2/29/2024	5.43	5,000,000	[b]	4,956,504
3/7/2024	5.32	5,000,000	[b]	4,951,875
3/19/2024	5.35	2,000,000	[b]	1,977,228
3/21/2024	5.33	3,000,000	[b]	2,964,933
3/26/2024	5.35	5,000,000	[b]	4,937,903
4/2/2024	5.33	3,000,000	[b]	2,959,827
4/11/2024	5.47	1,000,000	[b]	985,075
4/16/2024	5.34	3,000,000	[b]	2,953,625
4/18/2024	5.48	2,000,000	[b]	1,967,990
4/25/2024	5.47	4,000,000	[b]	3,931,958
4/30/2024	5.20	3,000,000	[b]	2,948,334
5/30/2024	5.38	2,000,000	[b]	1,956,333
6/6/2024	5.33	3,000,000	[b]	2,932,098
6/13/2024	5.26	6,000,000	[b]	5,860,509
6/27/2024	5.21	6,000,000	[b]	5,849,293
10/3/2024	5.47	3,000,000	[b]	2,880,745
Total U.S. Treasury Bills (cost $121,747,190)				121,747,190
U.S. Treasury Floating Rate Notes - 9.2%
1/3/2024, (3 Month U.S. T-BILL -0.08%)	5.26	8,000,000	[a]	7,999,011
1/3/2024, (3 Month U.S. T-BILL +0.04%)	5.37	7,000,000	[a]	6,998,754
1/3/2024, (3 Month U.S. T-BILL +0.13%)	5.46	4,000,000	[a]	3,998,729
1/3/2024, (3 Month U.S. T-BILL +0.14%)	5.47	3,000,000	[a]	2,998,692
1/3/2024, (3 Month U.S. T-BILL +0.17%)	5.50	3,000,000	[a]	3,000,000
1/3/2024, (3 Month U.S. T-BILL +0.20%)	5.53	4,000,000	[a]	4,000,170
Total U.S. Treasury Floating Rate Notes (cost $28,995,356)				28,995,356
Repurchase Agreements - 33.8%
ABN Amro Bank, Tri-Party Agreement thru BNY Mellon, dated 12/29/2023, due at 1/2/2024 in the amount of $56,049,746 (fully collateralized by: U.S. Treasuries (including strips), 0.38%-4.00%, due 11/30/2026-8/15/2046, valued at $57,120,000)	5.33	56,000,000		56,000,000

4

Repurchase Agreements - 33.8% (continued)	Annualized Yield (%)	Principal Amount ($)	Value ($)
Fixed Income Clearing Corp., Tri-Party Agreement thru Northern Trust Company, dated 12/29/2023, due at 1/2/2024 in the amount of $50,044,500 (fully collateralized by: U.S. Treasuries (including strips), 2.75%, due 8/15/2032, valued at $51,000,000)	5.34	50,000,000	50,000,000
Total Repurchase Agreements (cost $106,000,000)			106,000,000
Total Investments (cost $297,723,035)		94.9%	297,723,035
Cash and Receivables (Net)		5.1%	15,930,419
Net Assets		100.0%	313,653,454

SOFR—Secured Overnight Financing Rate

U.S. T-BILL—U.S. Treasury Bill Money Market Yield

a Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Date shown represents the earlier of the next interest reset date or ultimate maturity date. Security description also includes the reference rate and spread if published and available.

b Security is a discount security. Income is recognized through the accretion of discount.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

Portfolio Summary (Unaudited) †	Value (%)
U.S. Treasury Securities	48.0
Repurchase Agreements	33.8
U.S. Government Agencies Obligations	13.1
94.9

† Based on net assets.

See notes to financial statements.

5

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including repurchase agreements of $106,000,000) —Note 1(b)	297,723,035	297,723,035
Cash		2,481,467
Receivable for shares of Beneficial Interest subscribed		19,883,106
Interest receivable		713,965
Prepaid expenses		12,828
		320,814,401
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 2(b)		137,900
Payable for investment securities purchased		6,915,450
Payable for shares of Beneficial Interest redeemed		48,126
Trustees’ fees and expenses payable		1,400
Other accrued expenses		58,071
		7,160,947
Net Assets ($)		313,653,454
Composition of Net Assets ($):
Paid-in capital		313,655,016
Total distributable earnings (loss)		(1,562)
Net Assets ($)		313,653,454

Shares Outstanding
(unlimited number of $.001 par value shares of Beneficial Interest authorized)	313,623,742
Net Asset Value Per Share ($)	1.00

See notes to financial statements.

6

STATEMENT OF OPERATIONS

Year Ended December 31, 2023

Investment Income ($):
Interest Income	15,178,330
Expenses:
Management fee—Note 2(a)	1,492,434
Professional fees	94,679
Trustees’ fees and expenses—Note 2(c)	25,928
Chief Compliance Officer fees—Note 2(b)	21,143
Prospectus and shareholders’ reports	14,308
Custodian fees—Note 2(b)	13,128
Shareholder servicing costs—Note 2(b)	773
Miscellaneous	958
Total Expenses	1,663,351
Less—reduction in fees due to earnings credits—Note 2(b)	(478)
Net Expenses	1,662,873
Net Investment Income, representing net increase in net assets resulting from operations	13,515,457

See notes to financial statements.

7

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net Investment Income, representing net increase in net assets resulting from operations	13,515,457	3,646,922
Distributions ($):
Distributions to shareholders	(13,515,421)	(3,646,922)
Beneficial Interest Transactions ($1.00 per share):
Net proceeds from shares sold	677,212,893	809,451,037
Distributions reinvested	13,518,952	3,643,869
Cost of shares redeemed	(658,590,090)	(821,062,564)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	32,141,755	(7,967,658)
Total Increase (Decrease) in Net Assets	32,141,791	(7,967,658)
Net Assets ($):
Beginning of Period	281,511,663	289,479,321
End of Period	313,653,454	281,511,663

See notes to financial statements.

8

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Net investment income	.045	.013	.000[a]	.002	.017
Distributions:
Dividends from net investment income	(.045)	(.013)	(.000)[a]	(.002)	(.017)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00
Total Return (%)	4.59	1.26	.01	.21	1.67
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.56	.55	.55	.56	.58
Ratio of net expenses to average net assets	.56	.42	.05	.26	.57
Ratio of net investment income to average net assets	4.53	1.25	.01	.17	1.65
Net Assets, end of period ($ x 1,000)	313,653	281,512	289,479	241,270	181,934

a Amount represents less than $.001 per share.

See notes to financial statements.

9

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Government Money Market Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares, which are sold without a sales charge.

Effective September 1, 2023, the Adviser has engaged its affiliate, Dreyfus (the “Sub-Adviser”), to serve as the fund’s sub-investment adviser. Dreyfus is a division of Mellon Investments Corporation, a registered investment adviser and an indirect wholly-owned subsidiary of BNY Mellon, with its principal office located at One Boston Place, 15th Floor, Boston, MA 02108.

The fund operates as a “government money market fund” as that term is defined in Rule 2a-7 under the Act. It is the fund’s policy to maintain a constant net asset value (“NAV”) per share of $1.00 and the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a constant NAV per share of $1.00.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s

10

financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 under the Act. If amortized cost is determined not to approximate fair market value, the fair value of the portfolio securities will be determined by procedures established by and under the general oversight of the Trust’s Board of Trustees (the “Board”) pursuant to Rule 2a-5 under the Act.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For

11

NOTES TO FINANCIAL STATEMENTS (continued)

example, money market securities are valued using amortized cost, in accordance with rules under the Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Short-Term Investments	-	297,723,035	-	297,723,035

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Interest income, adjusted for accretion of discount and amortization of premium on investments, is earned from settlement date and is recognized on the accrual basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains its right to sell the underlying securities at market value and may claim any resulting loss against the seller. The collateral is held on behalf of the fund by the tri-party administrator with respect to any tri-party agreement. The fund may also jointly enter into one or more repurchase agreements with other funds managed by the Adviser in accordance with an exemptive order granted by the SEC pursuant to section 17(d) and Rule 17d-1 under the Act. Any joint repurchase agreements must be collateralized fully by U.S. Government securities.

12

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a Repurchase Agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the Repurchase Agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Repurchase Agreements	106,000,000		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	106,000,000		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(106,000,000)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the repurchase agreement by the fund. See Statement of Investments for detailed information regarding collateral received for open repurchase agreements.

(c) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

U.S. Treasury Securities Risk: A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Government Securities Risk: Not all obligations of the U.S. government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. government or its agencies or instrumentalities of a security held by the fund does not apply to the market value of such security or to shares of the fund itself.

13

NOTES TO FINANCIAL STATEMENTS (continued)

Repurchase Agreement Counterparty Risk: The fund is subject to the risk that a counterparty in a repurchase agreement could fail to honor the terms of the agreement.

(d) Dividends and distributions to shareholders: It is the policy of the fund to declare dividends daily from net investment income. Such dividends are paid monthly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $36 and accumulated capital losses $1,598.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2023. The fund has $1,598 of short-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $13,515,421 and $3,646,922, respectively.

14

At December 31, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2―Management Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.

Effective September 1, 2023, pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays to the Sub-Adviser a monthly fee of 50% of the monthly management fee the Adviser receives from the fund with respect to value of the sub-advised net assets of the fund, net of any fee waivers and/or expense reimbursements made by the Adviser.

(b) The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $593 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $478.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period

15

NOTES TO FINANCIAL STATEMENTS (continued)

ended December 31, 2023, the fund was charged $13,128 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $21,143 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $126,801, Custodian fees of $5,829, Chief Compliance Officer fees of $5,157 and Transfer Agent fees of $113.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 3―Subsequent Event:

On July 12, 2023, the SEC adopted amendments to rules that govern money market funds. The amendments include a mandatory liquidity fee for institutional prime and institutional tax-exempt money market funds, which will apply when a fund experiences daily net redemptions that exceed 5% of net assets. The amendments maintain a fund board’s ability to impose liquidity fees (not to exceed 2% of the value of the shares redeemed) on a discretionary basis for non-government money market funds. The amendments also substantially increase the required minimum levels of daily and weekly liquid assets for all money market funds from 10% and 30%, to 25% and 50%, respectively. Further, the amendments remove a money market fund’s ability to impose temporary “gates” to suspend redemptions in order to prevent dilution and remove the link between a money market fund’s liquidity level and its imposition of liquidity fees. The amendments became effective October 2, 2023 with tiered compliance dates. The removal of the link between liquidity levels and the imposition of liquidity fees, as well as the removal of a money market fund’s ability to impose redemption gates, became effective on October 2, 2023. On April 2, 2024, money market funds will be required to comply with the increased daily and weekly liquid asset minimums, and non-government money market funds will be permitted to impose discretionary liquidity fees. On October 2, 2024, money market funds will be required to comply with the new mandatory liquidity fee framework.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Government Money Market Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Government Money Market Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund (the “Trust”)), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2024

17

PROXY RESULTS (Unaudited)

A special meeting of the Trust’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	275,135,241	1,049,129
Michael D. DiLecce	275,139,411	1,044,958
Gina D. France	275,140,934	1,043,435
Joan L. Gulley	275,134,336	1,050,034
Nathan Leventhal	275,139,056	1,045,314

† Each Board Member’s term commenced January 1, 2024

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Trust. Mses. France and Gulley currently are Board Members of the Trust, but have not been previously elected by shareholders.

18

BOARD MEMBERS INFORMATION (Unaudited)
IIndependent Board Members

Joseph S. DiMartino (80)
Chairman of the Board (2006)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

19

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (60)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)
Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

20

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

21

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Variable Investment Fund, Government Money Market Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Dreyfus

One Boston Place, 15th Floor
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone Call your representative or 1-800-373-9387

Mail BNY Mellon Family of Funds to: BNY Mellon Institutional Services, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to instserv@bnymellon.com

Internet Access Dreyfus Money Market Funds at www.dreyfus.com

The fund will disclose daily, on www.dreyfus.com, the fund’s complete schedule of holdings as of the end of the previous business day. The schedule of holdings will remain on the website for a period of five months. The fund files a monthly schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) on Form N-MFP. The fund’s Forms N-MFP are available on the SEC’s website at www.sec.gov.

Information regarding how the fund voted proxies related to portfolio securities for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387

© 2024 BNY Mellon Securities Corporation 0117AR1223

BNY Mellon Variable Investment Fund, Growth and Income Portfolio

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by John Bailer, CFA, Karen Behr, Brian Ferguson, Keith Howell and John Porter III, portfolio managers of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Variable Investment Fund, Growth and Income Portfolio’s (the “fund”) Initial shares achieved a total return of 26.69% and its Service shares achieved a total return of 26.35%.1 In comparison, the fund’s benchmark, the S&P 500® Index (the “Index”), produced a total return of 26.27% for the same period.2

U.S. stocks rose during the reporting period due to easing inflation and anticipation of the end of the Federal Reserve’s (the “Fed”) interest-rate hiking cycle. The fund outperformed the Index largely due to stock selection in the industrials sector and an underweight in the consumer staples sector.

The Fund’s Investment Approach

The fund seeks long-term capital growth, current income and growth of income, consistent with reasonable investment risk. To pursue its goal, the fund normally invests primarily in stocks of domestic and foreign issuers. We seek to create a portfolio that includes a blend of growth and dividend-paying stocks, as well as other investments that provide income. We choose stocks through a disciplined investment process that combines computer-modeling techniques, “bottom-up” fundamental analysis and risk management. The investment process is designed to provide investors with investment exposure to sector weightings and risk characteristics similar to those of the Index.

In selecting securities, we seek companies that possess some or all of the following characteristics: growth of earnings potential; operating margin improvement; revenue growth prospects; business improvement; good business fundamentals; dividend yield consistent with the fund’s strategy pertaining to income; value, or how a stock is priced relative to its perceived intrinsic worth; and healthy financial profile, which measures the financial well-being of the company.

Equities Post Solid Gains, Aided by Late Rally

Investor sentiment started out strong at the beginning of the period in anticipation of a strong recovery in China and interest-rate cuts by the Fed, but continued monetary tightening weighed somewhat on stocks for much of the period. Nevertheless, easing inflation, a slower pace of interest-rate increases and the U.S. government’s quick response to the regional banking crisis in March helped keep markets afloat.

The market was also supported early on by the launch of ChatGPT by Open AI and later by relatively strong economic growth. The primary beneficiaries of this support were large-cap companies, especially the “Magnificent 7,” including Apple, Inc., Amazon.com, Inc., Microsoft Corp., Alphabet, Inc., NVIDIA Corp., Meta Platforms, Inc. and Tesla, Inc.

The banking crisis that emerged among U.S. regional banks in March 2023 resulted in some short-lived volatility. But a quick governmental response helped calm the situation, and markets generally recovered quickly.

With the banking crisis addressed, the Fed’s actions remained the dominant theme as it continued its tightening policies aimed at curbing inflation. The Fed’s rate hikes hindered markets at times,

2

but as the period progressed, it reduced the size and pace of its rate increases. This buoyed the market somewhat.

The possibility of a “soft landing” also provided some support as economic growth and employment remained stronger than expected. Despite declining steadily for months, inflation ticked up late in the period, and the Fed indicated that rates could remain “higher for longer.” This hindered markets until late in the year, when they rebounded strongly, buoyed by strong corporate earnings, growing confidence that the rate hikes were over, and that rate cuts could be on the horizon.

Industrials, Consumer Staples and Utilities Aided Performance

Although the fund’s performance was hampered by sector allocation decisions, favorable stock selection outweighed that effect. In the industrials sector, shares of Uber Technologies, Inc. drove performance. The company benefited from the continued recovery of travel in the wake of the COVID-19 pandemic as well as auxiliary services, including Uber Eats and exposure to international markets. Other blue-chip manufacturers, including Ingersoll Rand, Inc., a maker of machinery and tools, and Trane Technologies PLC, a heating and air conditioning company, also added to relative results. Both companies benefited from continued spending on infrastructure. While sector allocation decisions were generally a detractor, the fund did benefit from an underweight in the consumer staples sector, which underperformed the Index. In the utilities sector, a position in Constellation Energy Corp., the leading nuclear power generator, was advantageous. The company benefited from growing support for nuclear power and from federal subsidies.

On the other hand, the fund’s position in the communication services sectors and materials sectors detracted from performance. In the communication services sector, the fund’s lack of exposure to Meta Platforms (“Meta”), parent of Facebook, hampered relative returns. The fund did not own this stock because it does not pay a dividend and because, with challenges in growing its user base, it did not appear to be a growth stock. In the materials sector, the fund’s position in Alcoa was the leading detractor. The position was a play on the growth of electric vehicles, which make heavy use of aluminum, but the company was hindered by a supply/demand imbalance that resulted when China increased its aluminum production, which depressed prices. In addition, demand for aluminum was hampered by softening demand for electric vehicles.

An Uncertain Outlook

From a value or income-stock perspective, we remain cautious about the market due largely to continued economic uncertainty. We are focused on stock picking, and we are focused on quality companies with strong balance sheets and management teams, but we are also giving some attention to companies that tend to benefit from early cycle expansion, including banks. We expect inflation to return to normal levels, and we continue to expect a regime change in monetary policy, with short-term rates likely to come down, giving rise to a steepening of the yield curve. We are overweight in the financials sector, especially in banking and insurance.

From a growth-stock perspective, we are also cautious about the macroeconomy, but we continue to take a bottoms-up approach, looking for companies that will be able to innovate regardless of the macroeconomic environment. We are especially positive about the exciting developments occurring in artificial intelligence, which could soon begin to make an impact in certain sectors, including health care. We are overweight in the health care sector because it appears to be on the cusp of technology that will bring many new innovations. A combination of an understanding of the genetics underpinning certain diseases and the capacity to process that data will prove

3

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

increasingly important. In the consumer staples and consumer discretionary sectors, we are being selective, and we are underweight.

January 16, 2024

1 Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns. The fund’s returns reflect the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through May 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Growth and Income Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

4

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Growth and Income Portfolio with a hypothetical investment of $10,000 in the S&P 500® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical $10,000 investment made in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Growth and Income Portfolio on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2023
	1 Year	5 Years	10 Years
Initial shares	26.69%	16.89%	11.84%
Service shares	26.35%	16.59%	11.57%
S&P 500® Index	26.27%	15.68%	12.02%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Growth and Income Portfolio from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.66	$4.96
Ending value (after expenses)	$1,074.30	$1,073.00

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$3.57	$4.84
Ending value (after expenses)	$1,021.68	$1,020.42
†

Expenses are equal to the fund’s annualized expense ratio of .70% for Initial Shares and .95% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS
December 31, 2023

Description	Shares		Value ($)
Common Stocks - 98.5%
Automobiles & Components - .3%
General Motors Co.	8,920		320,406
Banks - 3.9%
Bank of America Corp.	19,352		651,582
First Horizon Corp.	11,961		169,368
JPMorgan Chase & Co.	11,121		1,891,682
Truist Financial Corp.	5,807		214,394
U.S. Bancorp	19,745		854,564
			3,781,590
Capital Goods - 5.8%
AMETEK, Inc.	5,996		988,680
Eaton Corp. PLC	1,781		428,900
Howmet Aerospace, Inc.	15,663		847,682
Ingersoll Rand, Inc.	12,357		955,690
L3Harris Technologies, Inc.	1,988		418,713
Northrop Grumman Corp.	2,119		991,989
Trane Technologies PLC	4,174		1,018,039
			5,649,693
Commercial & Professional Services - 1.8%
Cintas Corp.	1,281		772,007
Veralto Corp.	7,689		632,497
Waste Connections, Inc.	2,697		402,581
			1,807,085
Consumer Discretionary Distribution & Retail - 5.7%
Amazon.com, Inc.	31,520	[a]	4,789,149
Chewy, Inc., Cl. A	8,969	[a,b]	211,937
RH	1,057	[a]	308,094
Ross Stores, Inc.	2,063		285,499
			5,594,679
Consumer Durables & Apparel - .6%
Lululemon Athletica, Inc.	787	[a]	402,385
Peloton Interactive, Inc., Cl. A	29,487	[a]	179,576
			581,961
Consumer Services - 2.7%
International Game Technology PLC	37,741		1,034,481
Las Vegas Sands Corp.	15,330		754,389
Planet Fitness, Inc., Cl. A	5,567	[a]	406,391
Restaurant Brands International, Inc.	5,292		413,464
			2,608,725
Energy - 6.5%
ConocoPhillips	5,593		649,180
Diamondback Energy, Inc.	1,532		237,583

7

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Energy - 6.5% (continued)
EQT Corp.	43,117		1,666,903
Exxon Mobil Corp.	8,559		855,729
Marathon Petroleum Corp.	2,416		358,438
Occidental Petroleum Corp.	11,450		683,680
Phillips 66	4,051		539,350
Schlumberger NV	16,787		873,595
Shell PLC, ADR	8,279		544,758
			6,409,216
Financial Services - 6.9%
Ameriprise Financial, Inc.	593		225,239
Ares Management Corp., Cl. A	4,223		502,199
Berkshire Hathaway, Inc., Cl. B	4,197	[a]	1,496,902
Block, Inc.	15,665	[a]	1,211,688
CME Group, Inc.	4,113		866,198
LPL Financial Holdings, Inc.	1,344		305,921
Morgan Stanley	6,119		570,597
The Goldman Sachs Group, Inc.	2,330		898,844
Voya Financial, Inc.	8,707		635,263
			6,712,851
Food, Beverage & Tobacco - .9%
Bunge Global SA	3,175		320,516
Mondelez International, Inc., Cl. A	3,647		264,152
The Coca-Cola Company	4,406		259,646
			844,314
Health Care Equipment & Services - 8.3%
Alcon, Inc.	2,586		202,018
Align Technology, Inc.	2,260	[a]	619,240
Becton, Dickinson and Co.	4,609		1,123,812
Boston Scientific Corp.	9,966	[a]	576,134
DexCom, Inc.	8,516	[a]	1,056,750
Intuitive Surgical, Inc.	2,836	[a]	956,753
Medtronic PLC	18,491		1,523,289
UnitedHealth Group, Inc.	3,898		2,052,180
			8,110,176
Household & Personal Products - 1.0%
Kenvue, Inc.	45,774		985,514
Insurance - 4.1%
American International Group, Inc.	9,854		667,609
Assurant, Inc.	4,529		763,091
Everest Group Ltd.	589		208,259
RenaissanceRe Holdings Ltd.	3,517		689,332
The Allstate Corp.	6,260		876,275
The Progressive Corp.	1,368		217,895

8

Description	Shares		Value ($)
Common Stocks - 98.5% (continued)
Insurance - 4.1% (continued)
Willis Towers Watson PLC	2,447		590,216
			4,012,677
Materials - 3.3%
CF Industries Holdings, Inc.	8,754		695,943
CRH PLC	17,040		1,178,486
Freeport-McMoRan, Inc.	18,250		776,903
Newmont Corp.	12,893		533,641
			3,184,973
Media & Entertainment - 7.4%
Alphabet, Inc., Cl. A	13,218	[a]	1,846,422
Alphabet, Inc., Cl. C	21,368	[a]	3,011,392
Comcast Corp., Cl. A	8,707		381,802
Netflix, Inc.	994	[a]	483,959
Omnicom Group, Inc.	6,215		537,660
The Interpublic Group of Companies, Inc.	16,530		539,539
The Walt Disney Company	5,231		472,307
			7,273,081
Pharmaceuticals, Biotechnology & Life Sciences - 8.5%
AbbVie, Inc.	7,403		1,147,243
Alnylam Pharmaceuticals, Inc.	1,793	[a]	343,198
Amgen, Inc.	758		218,319
BioMarin Pharmaceutical, Inc.	3,687	[a]	355,501
Bio-Techne Corp.	7,202		555,706
Danaher Corp.	8,011		1,853,265
Eli Lilly & Co.	1,298		756,630
Illumina, Inc.	6,955	[a]	968,414
Repligen Corp.	2,442	[a,b]	439,072
Sanofi SA, ADR	14,782		735,109
Sarepta Therapeutics, Inc.	5,793	[a]	558,619
Zoetis, Inc.	2,039		402,437
			8,333,513
Real Estate Management & Development - 1.3%
CoStar Group, Inc.	14,675	[a]	1,282,448
Semiconductors & Semiconductor Equipment - 6.5%
Applied Materials, Inc.	9,140		1,481,320
Intel Corp.	18,151		912,088
NVIDIA Corp.	8,104		4,013,263
			6,406,671
Software & Services - 12.9%
Ansys, Inc.	2,464	[a]	894,136
Dolby Laboratories, Inc., Cl. A	5,560		479,161
Dynatrace, Inc.	8,195	[a]	448,185
HubSpot, Inc.	1,690	[a]	981,113

9

STATEMENT OF INVESTMENTS (continued)

Description		Shares		Value ($)
Common Stocks - 98.5% (continued)
Software & Services - 12.9% (continued)
International Business Machines Corp.		2,672		437,006
Microsoft Corp.		13,748		5,169,798
MongoDB, Inc.		1,087	[a]	444,420
Roper Technologies, Inc.		1,642		895,169
Shopify, Inc., Cl. A		18,056	[a]	1,406,562
Snowflake, Inc., Cl. A		2,940	[a]	585,060
Twilio, Inc., Cl. A		11,446	[a]	868,408
				12,609,018
Technology Hardware & Equipment - 6.4%
Apple, Inc.		27,611		5,315,946
Cisco Systems, Inc.		19,252		972,611
				6,288,557
Telecommunication Services - 1.1%
AT&T, Inc.		64,037		1,074,541
Transportation - 1.6%
FedEx Corp.		2,797		707,557
Uber Technologies, Inc.		13,694	[a]	843,140
				1,550,697
Utilities - 1.0%
Constellation Energy Corp.		4,610		538,863
Dominion Energy, Inc.		9,160		430,520
				969,383
Total Common Stocks (cost $66,724,885)				96,391,769
	1-Day Yield (%)
Investment Companies - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,622,572)	5.43	1,622,572	[c]	1,622,572
Total Investments (cost $68,347,457)		100.2%		98,014,341
Liabilities, Less Cash and Receivables		(.2%)		(208,252)
Net Assets		100.0%		97,806,089

ADR—American Depositary Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $644,387 and the value of the collateral was $680,376, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

10

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	25.9
Health Care	16.8
Financials	14.8
Consumer Discretionary	9.3
Industrials	9.2
Communication Services	8.5
Energy	6.5
Materials	3.3
Consumer Staples	1.9
Investment Companies	1.7
Real Estate	1.3
Utilities	1.0
100.2

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	1,781,995	20,403,618	(20,563,041)	1,622,572	91,961
Investment of Cash Collateral for Securities Loaned - .0%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .0%	-	3,426,568	(3,426,568)	-	7,156	†††

11

STATEMENT OF INVESTMENTS (continued)

Affiliated Issuers (continued)
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - .0%†† (continued)
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	617,400	5,456,707	(6,074,107)	-	849	†††
Total - 1.7%	2,399,395	29,286,893	(30,063,716)	1,622,572	99,966

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $644,387)—Note 1(c):
Unaffiliated issuers	66,724,885	96,391,769
Affiliated issuers	1,622,572	1,622,572
Dividends and securities lending income receivable		100,814
Tax reclaim receivable—Note 1(b)		2,776
Receivable for shares of Beneficial Interest subscribed		2,364
Prepaid expenses		9,643
		98,129,938
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		50,433
Payable for investment securities purchased		189,457
Payable for shares of Beneficial Interest redeemed		14,344
Trustees’ fees and expenses payable		980
Other accrued expenses		68,635
		323,849
Net Assets ($)		97,806,089
Composition of Net Assets ($):
Paid-in capital		64,012,040
Total distributable earnings (loss)		33,794,049
Net Assets ($)		97,806,089

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	93,531,684	4,274,405
Shares Outstanding	2,893,986	131,803
Net Asset Value Per Share ($)	32.32	32.43

See notes to financial statements.

13

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $8,841 foreign taxes withheld at source):
Unaffiliated issuers	1,160,176
Affiliated issuers	91,961
Income from securities lending—Note 1(c)	8,005
Total Income	1,260,142
Expenses:
Management fee—Note 3(a)	689,015
Professional fees	90,701
Chief Compliance Officer fees—Note 3(b)	22,244
Prospectus and shareholders’ reports	13,915
Distribution fees—Note 3(b)	9,947
Custodian fees—Note 3(b)	8,944
Trustees’ fees and expenses—Note 3(c)	7,928
Loan commitment fees—Note 2	2,351
Shareholder servicing costs—Note 3(b)	761
Miscellaneous	14,618
Total Expenses	860,424
Less—reduction in expenses due to undertaking—Note 3(a)	(206,091)
Less—reduction in fees due to earnings credits—Note 3(b)	(648)
Net Expenses	653,685
Net Investment Income	606,457
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	5,410,177
Net change in unrealized appreciation (depreciation) on investments	15,689,005
Net Realized and Unrealized Gain (Loss) on Investments	21,099,182
Net Increase in Net Assets Resulting from Operations	21,705,639

See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	606,457	719,439
Net realized gain (loss) on investments	5,410,177	8,906,177
Net change in unrealized appreciation (depreciation) on investments	15,689,005	(25,721,848)
Net Increase (Decrease) in Net Assets Resulting from Operations	21,705,639	(16,096,232)
Distributions ($):
Distributions to shareholders:
Initial Shares	(10,179,083)	(18,522,652)
Service Shares	(441,306)	(853,635)
Total Distributions	(10,620,389)	(19,376,287)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	1,960,331	1,230,513
Service Shares	24,253	206,537
Distributions reinvested:
Initial Shares	10,179,083	18,522,652
Service Shares	441,306	853,635
Cost of shares redeemed:
Initial Shares	(10,751,074)	(10,309,912)
Service Shares	(537,257)	(577,161)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	1,316,642	9,926,264
Total Increase (Decrease) in Net Assets	12,401,892	(25,546,255)
Net Assets ($):
Beginning of Period	85,404,197	110,950,452
End of Period	97,806,089	85,404,197
Capital Share Transactions (Shares):
Initial Shares
Shares sold	65,122	38,457
Shares issued for distributions reinvested	364,013	557,426
Shares redeemed	(360,429)	(320,164)
Net Increase (Decrease) in Shares Outstanding	68,706	275,719
Service Shares
Shares sold	783	7,208
Shares issued for distributions reinvested	15,746	25,565
Shares redeemed	(17,651)	(18,277)
Net Increase (Decrease) in Shares Outstanding	(1,122)	14,496

See notes to financial statements.

15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	28.87	41.58	35.68	31.82	28.03
Investment Operations:
Net investment income[a]	.20	.25	.18	.23	.30
Net realized and unrealized gain (loss) on investments	6.91	(5.47)	8.50	6.17	7.36
Total from Investment Operations	7.11	(5.22)	8.68	6.40	7.66
Distributions:
Dividends from net investment income	(.20)	(.25)	(.19)	(.23)	(.33)
Dividends from net realized gain on investments	(3.46)	(7.24)	(2.59)	(2.31)	(3.54)
Total Distributions	(3.66)	(7.49)	(2.78)	(2.54)	(3.87)
Net asset value, end of period	32.32	28.87	41.58	35.68	31.82
Total Return (%)	26.69	(14.81)	25.63	24.63	29.12
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93	.91	.91	.93	.93
Ratio of net expenses to average net assets	.70	.73	.80	.82	.93
Ratio of net investment income to average net assets	.67	.79	.47	.77	1.00
Portfolio Turnover Rate	50.51	67.86	53.70	66.45	61.08
Net Assets, end of period ($ x 1,000)	93,532	81,555	106,015	91,818	82,328

a Based on average shares outstanding.

See notes to financial statements.

16

	Year Ended December 31,
Service Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	28.95	41.68	35.76	31.88	28.08
Investment Operations:
Net investment income[a]	.13	.17	.09	.16	.22
Net realized and unrealized gain (loss) on investments	6.93	(5.49)	8.51	6.19	7.37
Total from Investment Operations	7.06	(5.32)	8.60	6.35	7.59
Distributions:
Dividends from net investment income	(.12)	(.17)	(.09)	(.16)	(.25)
Dividends from net realized gain on investments	(3.46)	(7.24)	(2.59)	(2.31)	(3.54)
Total Distributions	(3.58)	(7.41)	(2.68)	(2.47)	(3.79)
Net asset value, end of period	32.43	28.95	41.68	35.76	31.88
Total Return (%)	26.35	(15.03)	25.31	24.33	28.79
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.16	1.16	1.18	1.18
Ratio of net expenses to average net assets	.95	.98	1.05	1.07	1.18
Ratio of net investment income to average net assets	.42	.54	.22	.52	.76
Portfolio Turnover Rate	50.51	67.86	53.70	66.45	61.08
Net Assets, end of period ($ x 1,000)	4,274	3,849	4,936	4,778	4,484

a Based on average shares outstanding.

See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Growth and Income Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek long-term capital growth, current income and growth of income consistent with reasonable investment risk. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser, entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

18

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

19

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either

20

categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	96,391,769	-	-	96,391,769
Investment Companies	1,622,572	-	-	1,622,572

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds

21

NOTES TO FINANCIAL STATEMENTS (continued)

managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2023, BNY Mellon earned $1,091 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	644,387		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	644,387		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(644,387)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.

22

Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

Growth Stock Risk: Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

23

NOTES TO FINANCIAL STATEMENTS (continued)

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $124,878, undistributed capital gains $5,269,693 and unrealized appreciation $28,399,478.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $590,262 and $2,740,232, and long-term capital gains $10,030,127 and $16,636,055, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from May 1, 2023 through May 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of neither class of fund shares (excluding Rule 12b-1 Distribution Plan fees, taxes, interest expense, brokerage commissions,

24

commitment fees on borrowings and extraordinary expenses) exceed .70% of the value of the fund’s average daily net assets. On or after May 1, 2024, the Adviser may terminate this expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $206,091 during the period ended December 31, 2023.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2023, Service shares were charged $9,947 pursuant to the Distribution Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $649 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $648.

25

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2023, the fund was charged $8,944 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $22,244 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $61,480, Distribution Plan fees of $893, Custodian fees of $3,773, Chief Compliance Officer fees of $5,707 and Transfer Agent fees of $108, which are offset against an expense reimbursement currently in effect in the amount of $21,528.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2023, amounted to $45,463,192 and $53,730,039, respectively.

At December 31, 2023, the cost of investments for federal income tax purposes was $69,614,863 accordingly, accumulated net unrealized appreciation on investments was $28,399,478, consisting of $31,251,695 gross unrealized appreciation and $2,852,217 gross unrealized depreciation.

26

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Growth and Income Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Growth and Income Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund (the “Trust”)), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2024

27

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2023 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund hereby reports $3.4644 per share as a long-term capital gain distribution paid on March 31, 2023.

28

PROXY RESULTS (Unaudited)

A special meeting of the Trust’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Authority Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	275,135,241	1,049,129
Michael D. DiLecce	275,139,411	1,044,958
Gina D. France	275,140,934	1,043,435
Joan L. Gulley	275,134,336	1,050,034
Nathan Leventhal	275,139,056	1,045,314

† Each Board Member’s term commenced January 1, 2024.

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Trust. Mses. France and Gulley currently are Board Members of the Trust, but have not been previously elected by shareholders.

29

BOARD MEMBERS INFORMATION (Unaudited)
Independent Board Members

Joseph S. DiMartino (80)
Chairman of the Board (2006)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

30

Joan Gulley (76)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

Robin A. Melvin (60)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)
Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

31

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

32

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

33

For More Information

BNY Mellon Variable Investment Fund, Growth and Income Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0108AR1223

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio

ANNUAL REPORT December 31, 2023

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through December 31, 2023, as provided by Patrick Kent and Andrew Leger, Portfolio Managers of Newton Investment Management North America, LLC, sub-adviser.

Market and Fund Performance Overview

For the 12-month period ended December 31, 2023, BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio’s (the “fund”) Initial shares produced a total return of 9.28%, and its Service shares produced a total return of 9.01%.1 In comparison, the Russell 2000® Index (the “Index”), the fund’s benchmark, produced a total return of 16.93% for the same period.2

Small-cap stocks gained over the reporting period, as inflation eased, and investors began to anticipate the end of the Federal Reserve’s (the “Fed”) interest-rate hiking cycle. The fund lagged the Index due to allocation and stock selection decisions.

The Fund’s Investment Approach

The fund seeks capital growth. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the stocks of small-cap companies. The fund currently considers small-cap companies to be those companies with market capitalizations that fall within the range of the companies in the Index. Stocks are selected for the fund’s portfolio based primarily on bottom-up, fundamental analysis. The fund’s sub-adviser uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation.

Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger catalyst. In general, the fund seeks exposure to securities and sectors that are perceived to be attractive from a valuation and fundamental standpoint.

Equities Post Solid Gains on Falling Inflation and Anticipated Easing

Investor sentiment improved during the period due to a variety of factors, including easing inflation, a slower pace of interest-rate increases and the U.S. government’s quick response to the regional banking crisis. The market was also supported early on by the launch of ChatGPT by Open AI and later by relatively strong economic growth.

The primary beneficiaries of this support were large-cap companies, especially the “Magnificent 7,” including Apple, Inc., Amazon.com, Inc., Microsoft Corp., Alphabet, Inc., NVIDIA Corp., Meta Platforms, Inc. and Tesla, Inc. Later in the period, falling rates contributed to a broadening of the rally to long-duration stocks in certain high-growth industries.

The banking crisis that emerged among U.S. regional banks in March 2023 resulted in some short-lived volatility. But actions by the Federal Deposit Insurance Corporation to secure deposits and by the Fed to provide additional liquidity helped calm the situation, and markets generally recovered quickly.

With the banking crisis addressed, the Fed’s actions remained the dominant theme as it continued its tightening policies aimed at curbing inflation. Rate hikes hindered markets at times, but as the period progressed, the Fed reduced the size and pace of its rate increases, pausing in June 2023 and refraining from further hikes through the end of the year.

The growing hope that the Fed could engineer a “soft landing” kept markets buoyant as economic growth and employment remained stronger than expected. But inflation ticked up late in the period, and the Fed indicated that rates could remain “higher for longer.” This produced some volatility, but markets rebounded strongly late in the year, assisted by strong corporate earnings and the belief that rate hikes would end soon and rate cuts were on the horizon.

Allocation and Security Selection Decisions Hampered Performance

The fund lagged the Index primarily due to positions in three sectors, health care, utilities and consumer discretionary. In health care, an overweight allocation hampered relative returns, as did certain stock selections. Shares of ModivCare, Inc., which provides non-emergency medical transportation services, were hurt by a change in management. A position in R1 RCM, Inc., a revenue cycle management company for health care providers, also detracted. In the utilities sector, much of the sector was hurt by higher interest rates through much of the reporting period. In addition, shares of NextEra Energy Partners LP were hurt by reduced growth prospects, while Clearway Energy, Inc. also detracted. In the consumer discretionary sector, shares of Topgolf Callaway Brands Corp. declined, primarily due to difficult comparisons with the company’s strong performance during the COVID-19 pandemic and due to a decline in the valuation multiple. In addition, in the specialty retail industry, the fund’s position in Designer Brands, Inc., a footwear retailer, hindered returns as the company was challenged by inventory problems. Management also provided lower guidance.

On the other hand, the industrials, real estate and communication services sectors contributed positively to performance. In industrials, the fund’s position in regional airline SkyWest, Inc. was beneficial. The company’s financials were boosted by an easing of the pilot shortage that had been curtailing flights. The positive contribution from the real estate sector came primarily as a result of the decision to underweight the sector and to avoid office REITs. In the communication services sector, a position in Eventbrite, Inc., an online event planning and ticketing service, was advantageous, as shares rose more than 40%.

Remaining Defensive

The fund continues to be positioned for an economy that we believe is likely to slow in the coming months. Accordingly, we remain cautious about corporate earnings in the near term, and we are positioned defensively. For example, we remain overweight in health care, a more defensive sector.

That said, once this period of likely earnings weakness passes, small- and mid-cap stocks are likely to be attractive as they remain unusually cheap versus their historical valuations and versus large-cap stocks.

January 16, 2024

¹ Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts, which will reduce returns.

² Source: Lipper Inc. — The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000 is constructed to provide a comprehensive and unbiased, small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true, small-cap opportunity set. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

The fund is only available as a funding vehicle under variable life insurance policies or variable annuity contracts issued by insurance companies. Individuals may not purchase shares of the fund directly. A variable annuity is an insurance contract issued by an insurance company that enables investors to accumulate assets on a tax-deferred basis for retirement or other long-term goals. The investment objective and policies of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio made available through insurance products may be similar to those of other funds managed or advised by BNY Mellon Investment Adviser, Inc. However, the investment results of the fund may be higher or lower than, and may not be comparable to, those of any other BNY Mellon fund.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Initial shares and Service shares of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio with a hypothetical investment of $10,000 in the Russell 2000® Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance. The fund’s performance does not reflect the deduction of additional charges and expenses imposed in connection with investing in variable insurance contracts which will reduce returns.

The above graph compares a hypothetical investment of $10,000 made in Initial and Service shares of BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio on 12/31/13 to a hypothetical investment of $10,000 made in the Index on that date.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses. The Index measures the performance of the small-cap segment of the U.S. equity universe. The Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. The Index is constructed to provide a comprehensive and unbiased small-cap barometer and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 12/31/2023
	1 Year	5 Years	10 Years
Initial shares	9.28%	9.15%	6.15%
Service shares	9.01%	8.88%	5.89%
Russell 2000® Index	16.93%	9.97%	7.16%

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s Initial shares are not subject to a Rule 12b-1 fee. The fund’s Service shares are subject to a 0.25% annual Rule 12b-1 fee. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads), redemption fees and expenses associated with variable annuity or insurance contracts, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio from July 1, 2023 to December 31, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.18	$5.45
Ending value (after expenses)	$1,022.70	$1,021.40

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended December 31, 2023

	Initial Shares	Service Shares
Expenses paid per $1,000†	$4.18	$5.45
Ending value (after expenses)	$1,021.07	$1,019.81
†

Expenses are equal to the fund’s annualized expense ratio of .82% for Initial Shares and 1.07% for Service Shares, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
December 31, 2023

Description	Shares		Value ($)
Common Stocks - 93.8%
Banks - 8.9%
BankUnited, Inc.	136,634		4,431,041
First Bancorp/Puerto Rico	384,589		6,326,489
First Interstate BancSystem, Inc., Cl. A	92,477		2,843,668
First Merchants Corp.	80,386		2,980,713
Synovus Financial Corp.	108,847		4,098,090
Texas Capital Bancshares, Inc.	78,881	[a]	5,098,079
			25,778,080
Capital Goods - 8.3%
Enerpac Tool Group Corp.	95,544		2,970,463
EnerSys	58,500		5,906,160
Flowserve Corp.	115,833		4,774,636
Fluor Corp.	223,542	[a]	8,756,140
Matrix Service Co.	161,405	[a]	1,578,541
			23,985,940
Commercial & Professional Services - 2.0%
The Brink's Company	65,598		5,769,344
Consumer Discretionary Distribution & Retail - 3.0%
Designer Brands, Inc., Cl. A	296,376	[b]	2,622,928
Ollie's Bargain Outlet Holdings, Inc.	78,326	[a]	5,944,160
			8,567,088
Consumer Services - 6.2%
Bloomin' Brands, Inc.	167,694		4,720,586
Bright Horizons Family Solutions, Inc.	29,123	[a,b]	2,744,552
Genius Sports Ltd.	827,111	[a,b]	5,111,546
Papa John's International, Inc.	31,662	[b]	2,413,594
Six Flags Entertainment Corp.	111,402	[a]	2,793,962
			17,784,240
Energy - 9.0%
CNX Resources Corp.	255,110	[a]	5,102,200
Dril-Quip, Inc.	148,409	[a]	3,453,477
Expro Group Holdings NV	151,907	[a]	2,418,359
Frontline PLC	124,377	[b]	2,493,759
PBF Energy, Inc., Cl. A	87,869		3,862,721
Transocean Ltd.	495,841	[a]	3,148,590
Viper Energy, Inc.	175,707		5,513,686
			25,992,792
Financial Services - 5.9%
Essent Group Ltd.	121,762		6,421,728
PJT Partners, Inc., Cl. A	54,215	[b]	5,522,882
PRA Group, Inc.	191,425	[a]	5,015,335
			16,959,945

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 93.8% (continued)
Health Care Equipment & Services - 9.9%
Acadia Healthcare Co., Inc.	46,101	[a]	3,584,814
CONMED Corp.	25,964		2,843,318
Globus Medical, Inc., Cl. A	49,898	[a]	2,659,064
Omnicell, Inc.	57,707	[a]	2,171,514
Privia Health Group, Inc.	221,220	[a,b]	5,094,697
R1 RCM, Inc.	350,072	[a]	3,700,261
Select Medical Holdings Corp.	178,029		4,183,682
TransMedics Group, Inc.	53,956	[a,b]	4,258,747
			28,496,097
Household & Personal Products - 1.9%
Spectrum Brands Holdings, Inc.	67,447	[b]	5,380,247
Insurance - 3.3%
BRP Group, Inc., Cl. A	256,567	[a]	6,162,739
The Hanover Insurance Group, Inc.	28,264		3,431,815
			9,594,554
Materials - 5.3%
Alamos Gold, Inc., Cl. A	580,118		7,814,189
Livent Corp.	75,908	[a,b]	1,364,826
The Chemours Company	104,040		3,281,422
Tronox Holdings PLC	195,230		2,764,457
			15,224,894
Media & Entertainment - 3.8%
Eventbrite, Inc., Cl. A	448,903	[a]	3,752,829
Magnite, Inc.	398,726	[a]	3,724,101
Shutterstock, Inc.	74,812		3,611,923
			11,088,853
Pharmaceuticals, Biotechnology & Life Sciences - 7.0%
Alkermes PLC	260,982	[a]	7,239,641
Denali Therapeutics, Inc.	166,192	[a]	3,566,480
Insmed, Inc.	170,350	[a]	5,279,146
Mural Oncology PLC	106,439	[a]	630,119
Pacific Biosciences of California, Inc.	357,288	[a]	3,504,995
			20,220,381
Semiconductors & Semiconductor Equipment - 2.8%
MaxLinear, Inc.	94,513	[a]	2,246,574
Synaptics, Inc.	51,208	[a]	5,841,809
			8,088,383
Software & Services - 6.4%
DoubleVerify Holdings, Inc.	153,114	[a]	5,631,533
Edgio, Inc.	540,027	[a]	184,959
JFrog Ltd.	214,578	[a]	7,426,545
Zuora, Inc., Cl. A	558,236	[a]	5,247,418
			18,490,455

Description		Shares		Value ($)
Common Stocks - 93.8% (continued)
Technology Hardware & Equipment - 3.4%
Itron, Inc.		76,990	[a]	5,813,515
Knowles Corp.		122,026	[a]	2,185,486
nLight, Inc.		131,547	[a]	1,775,885
				9,774,886
Transportation - 3.2%
Heartland Express, Inc.		239,808		3,419,662
SkyWest, Inc.		108,422	[a]	5,659,628
				9,079,290
Utilities - 3.5%
Clearway Energy, Inc., Cl. C		215,373	[b]	5,907,681
NextEra Energy Partners LP		140,715		4,279,143
				10,186,824
Total Common Stocks (cost $239,663,514)				270,462,293

Exchange-Traded Funds - 2.8%
Registered Investment Companies - 2.8%
iShares Russell 2000 ETF (cost $7,437,654)		39,814		7,991,068
	1-Day Yield (%)
Investment Companies - 3.5%
Registered Investment Companies - 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $10,205,349)	5.43	10,205,349	[c]	10,205,349

Investment of Cash Collateral for Securities Loaned - 1.7%
Registered Investment Companies - 1.7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $5,050,174)	5.43	5,050,174	[c]	5,050,174
Total Investments (cost $262,356,691)		101.8%		293,708,884
Liabilities, Less Cash and Receivables		(1.8%)		(5,305,168)
Net Assets		100.0%		288,403,716

ETF—Exchange-Traded Fund

a Non-income producing security.

b Security, or portion thereof, on loan. At December 31, 2023, the value of the fund’s securities on loan was $28,146,492 and the value of the collateral was $29,217,557, consisting of cash collateral of $5,050,174 and U.S. Government & Agency securities valued at $24,167,383. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Financials	18.2
Health Care	16.9
Industrials	13.5
Information Technology	12.6
Consumer Discretionary	9.1
Energy	9.0
Investment Companies	8.0
Materials	5.3
Communication Services	3.8
Utilities	3.5
Consumer Staples	1.9
101.8

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Registered Investment Companies - 3.5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 3.5%	10,424,843	41,955,792	(42,175,286)	10,205,349	451,273
Investment of Cash Collateral for Securities Loaned - 1.7%††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - 1.7%	-	129,993,929	(124,943,755)	5,050,174	21,666	†††

Affiliated Issuers (continued)
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 12/31/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 1.7%†† (continued)
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - .0%	6,871,403	97,054,076	(103,925,479)	-	29,529	†††
Total - 5.2%	17,296,246	269,003,797	(271,044,520)	15,255,523	502,468

† Includes reinvested dividends/distributions.

†† Effective July 3, 2023, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares.

††† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
December 31, 2023

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $28,146,492)—Note 1(c):
Unaffiliated issuers	247,101,168	278,453,361
Affiliated issuers	15,255,523	15,255,523
Receivable for shares of Beneficial Interest subscribed		772,237
Dividends and securities lending income receivable		114,686
Receivable for investment securities sold		83,678
Prepaid expenses		48,511
		294,727,996
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(b)		190,826
Liability for securities on loan—Note 1(c)		5,050,174
Payable for investment securities purchased		812,010
Payable for shares of Beneficial Interest redeemed		178,000
Trustees’ fees and expenses payable		2,995
Other accrued expenses		90,275
		6,324,280
Net Assets ($)		288,403,716
Composition of Net Assets ($):
Paid-in capital		267,212,472
Total distributable earnings (loss)		21,191,244
Net Assets ($)		288,403,716

Net Asset Value Per Share	Initial Shares	Service Shares
Net Assets ($)	269,792,644	18,611,072
Shares Outstanding	6,435,066	476,016
Net Asset Value Per Share ($)	41.93	39.10

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended December 31, 2023

Investment Income ($):
Income:
Cash dividends (net of $33,962 foreign taxes withheld at source):
Unaffiliated issuers	3,747,595
Affiliated issuers	451,273
Income from securities lending—Note 1(c)	51,195
Interest	558
Total Income	4,250,621
Expenses:
Management fee—Note 3(a)	2,071,394
Professional fees	94,738
Distribution fees—Note 3(b)	44,195
Prospectus and shareholders’ reports	23,817
Trustees’ fees and expenses—Note 3(c)	23,188
Chief Compliance Officer fees—Note 3(b)	21,442
Custodian fees—Note 3(b)	7,044
Loan commitment fees—Note 2	6,765
Shareholder servicing costs—Note 3(b)	1,420
Miscellaneous	22,565
Total Expenses	2,316,568
Less—reduction in fees due to earnings credits—Note 3(b)	(1,070)
Net Expenses	2,315,498
Net Investment Income	1,935,123
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(11,423,657)
Net change in unrealized appreciation (depreciation) on investments	34,279,152
Net Realized and Unrealized Gain (Loss) on Investments	22,855,495
Net Increase in Net Assets Resulting from Operations	24,790,618

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended December 31,
	2023	2022
Operations ($):
Net investment income	1,935,123	856,894
Net realized gain (loss) on investments	(11,423,657)	5,993,934
Net change in unrealized appreciation (depreciation) on investments	34,279,152	(62,163,398)
Net Increase (Decrease) in Net Assets Resulting from Operations	24,790,618	(55,312,570)
Distributions ($):
Distributions to shareholders:
Initial Shares	(6,526,306)	(55,760,430)
Service Shares	(432,230)	(4,063,030)
Total Distributions	(6,958,536)	(59,823,460)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Initial Shares	14,209,867	16,948,550
Service Shares	1,064,725	863,522
Distributions reinvested:
Initial Shares	6,526,306	55,760,430
Service Shares	432,230	4,063,030
Cost of shares redeemed:
Initial Shares	(20,759,536)	(28,219,086)
Service Shares	(1,363,619)	(1,644,939)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	109,973	47,771,507
Total Increase (Decrease) in Net Assets	17,942,055	(67,364,523)
Net Assets ($):
Beginning of Period	270,461,661	337,826,184
End of Period	288,403,716	270,461,661
Capital Share Transactions (Shares):
Initial Shares
Shares sold	357,119	392,653
Shares issued for distributions reinvested	169,646	1,206,153
Shares redeemed	(517,736)	(644,722)
Net Increase (Decrease) in Shares Outstanding	9,029	954,084
Service Shares
Shares sold	28,829	21,384
Shares issued for distributions reinvested	12,023	93,921
Shares redeemed	(36,392)	(40,559)
Net Increase (Decrease) in Shares Outstanding	4,460	74,746

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. The fund’s total returns do not reflect expenses associated with variable annuity or insurance contracts. These figures have been derived from the fund’s financial statements.

	Year Ended December 31,
Initial Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	39.39	57.77	49.66	41.78	41.20
Investment Operations:
Net investment income (loss)[a]	.29	.14	(.06)	.06	.26
Net realized and unrealized gain (loss) on investments	3.27	(8.22)	8.23	8.07	8.35
Total from Investment Operations	3.56	(8.08)	8.17	8.13	8.61
Distributions:
Dividends from net investment income	(.13)	-	(.06)	(.25)	-
Dividends from net realized gain on investments	(.89)	(10.30)	-	-	(8.03)
Total Distributions	(1.02)	(10.30)	(.06)	(.25)	(8.03)
Net asset value, end of period	41.93	39.39	57.77	49.66	41.78
Total Return (%)	9.28	(16.62)	16.46	19.89	21.78
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.82	.82	.82	.85	.84
Ratio of net expenses to average net assets	.82	.82	.82	.85	.84
Ratio of net investment income (loss) to average net assets	.72	.31	(.10)	.16	.64
Portfolio Turnover Rate	33.58	37.56	59.71	68.67	65.42
Net Assets, end of period ($ x 1,000)	269,793	253,112	316,092	286,250	260,321

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended December 31,
Service Shares	2023	2022	2021	2020	2019
Per Share Data ($):
Net asset value, beginning of period	36.79	54.77	47.15	39.65	39.53
Investment Operations:
Net investment income (loss)[a]	.17	.02	(.19)	(.03)	.16
Net realized and unrealized gain (loss) on investments	3.06	(7.70)	7.81	7.68	7.99
Total from Investment Operations	3.23	(7.68)	7.62	7.65	8.15
Distributions:
Dividends from net investment income	(.03)	-	-	(.15)	-
Dividends from net realized gain on investments	(.89)	(10.30)	-	-	(8.03)
Total Distributions	(.92)	(10.30)	-	(.15)	(8.03)
Net asset value, end of period	39.10	36.79	54.77	47.15	39.65
Total Return (%)	9.01	(16.83)	16.16	19.58	21.49
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.07	1.07	1.07	1.10	1.09
Ratio of net expenses to average net assets	1.07	1.07	1.07	1.10	1.09
Ratio of net investment income (loss) to average net assets	.47	.06	(.36)	(.09)	.41
Portfolio Turnover Rate	33.58	37.56	59.71	68.67	65.42
Net Assets, end of period ($ x 1,000)	18,611	17,349	21,734	19,939	17,628

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Opportunistic Small Cap Portfolio (the “fund”) is a separate diversified series of BNY Mellon Variable Investment Fund (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund is only offered to separate accounts established by insurance companies to fund variable annuity contracts and variable life insurance policies. The fund’s investment objective is to seek capital growth. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management North America, LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

Effective March 31, 2023, the Sub-Adviser entered into a sub-sub-investment advisory agreement with its affiliate, Newton Investment Management Limited (“NIM”), to enable NIM to provide certain advisory services to the Sub-Adviser for the benefit of the fund, including, but not limited to, portfolio management services. NIM is subject to the supervision of the Sub-Adviser and the Adviser. NIM is also an affiliate of the Adviser. NIM, located at 160 Queen Victoria Street, London, EC4V, 4LA, England, was formed in 1978. NIM is an indirect subsidiary of BNY Mellon.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of fund’s shares, which are sold without a sales charge. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Initial and Service. Each class of shares has identical rights and privileges, except with respect to the Distribution Plan, and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Investments in equity securities and exchanged traded funds are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depositary Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.

NOTES TO FINANCIAL STATEMENTS (continued)

These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of December 31, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Equity Securities - Common Stocks	270,462,293	-	-	270,462,293
Exchange-Traded Funds	7,991,068	-	-	7,991,068
Investment Companies	15,255,523	-	-	15,255,523

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of December 31, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. Any non-cash collateral received cannot be sold or re-pledged by the fund, except in the event of borrower default. The securities on loan, if any, are also disclosed in the fund’s Statement of Investments. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended December 31, 2023, BNY Mellon earned $6,977 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

For financial reporting purposes, the fund elects not to offset assets and liabilities subject to a securities lending agreement, if any, in the Statement of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statement of Assets and Liabilities. As of December 31, 2023, the fund had securities lending and the impact of netting of assets and liabilities and the offsetting of collateral pledged or received, if any, based on contractual netting/set-off provisions in the securities lending agreement are detailed in the following table:

	Assets ($)		Liabilities ($)
Securities Lending	28,146,492		-
Total gross amount of assets and liabilities in the Statement of Assets and Liabilities	28,146,492		-
Collateral (received)/posted not offset in the Statement of Assets and Liabilities	(28,146,492)	[1]	-
Net amount	-		-
[1]

The value of the related collateral received by the fund normally exceeded the value of the securities loaned by the fund pursuant to the securities lending agreement. In addition, the value of collateral may include pending sales that are also on loan. See Statement of Investments for detailed information regarding collateral received for open securities lending.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and

NOTES TO FINANCIAL STATEMENTS (continued)

reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended December 31, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended December 31, 2023, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended December 31, 2023 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At December 31, 2023, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,928,570, accumulated capital losses $11,545,783 and unrealized depreciation $30,808,457.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2023. The fund has $2,618,402 of short-term capital losses and $8,927,381 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended December 31, 2023 and December 31, 2022 were as follows: ordinary income $860,678 and $16,291,269, and long-term capital gains $6,097,858 and $43,532,191, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to $135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended December 31, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .36% of the value of the fund’s average daily net assets.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Service shares pay the Distributor for distributing its shares, for

NOTES TO FINANCIAL STATEMENTS (continued)

servicing and/or maintaining Service shares’ shareholder accounts and for advertising and marketing for Service shares. The Distribution Plan provides for payments to be made at an annual rate of .25% of the value of the Service shares’ average daily net assets. The Distributor may make payments to Participating Insurance Companies and to brokers and dealers acting as principal underwriter for their variable insurance products. The fees payable under the Distribution Plan are payable without regard to actual expenses incurred. During the period ended December 31, 2023, Service shares were charged $44,195 pursuant to the Distribution Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended December 31, 2023, the fund was charged $1,149 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $1,070.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended December 31, 2023, the fund was charged $7,044 pursuant to the custody agreement.

During the period ended December 31, 2023, the fund was charged $21,442 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $177,914, Distribution Plan fees of $3,835, Custodian fees of $3,542, Chief Compliance Officer fees of $5,283 and Transfer Agent fees of $252.

(c) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended December 31, 2023, amounted to $89,986,325 and $94,552,885, respectively.

At December 31, 2023, the cost of investments for federal income tax purposes was $262,900,427; accordingly, accumulated net unrealized appreciation on investments was $30,808,457, consisting of $57,685,760 gross unrealized appreciation and $26,877,303 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Trustees of Opportunistic Small Cap Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Opportunistic Small Cap Portfolio (the “Fund”) (one of the funds constituting BNY Mellon Variable Investment Fund (the “Trust”)), including the statement of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting BNY Mellon Variable Investment Fund) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
February 8, 2024

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended December 31, 2023 as qualifying for the corporate dividends received deduction. Shareholders will receive notification in early 2024 of the percentage applicable to the preparation of their 2023 income tax returns. Also, the fund hereby reports $.8917 per share as a long-term capital gain distribution paid on March 30, 2023.

PROXY RESULTS (Unaudited)

A special meeting of the Trust’s shareholders was held on October 12, 2023. The proposal considered at the meeting and the results were as follows:

	Shares
	For	Authority Withheld
To elect Board Members to hold office until their successors are duly elected and qualified†
Francine J. Bovich	275,135,241	1,049,129
Michael D. DiLecce	275,139,411	1,044,958
Gina D. France	275,140,934	1,043,435
Joan L. Gulley	275,134,336	1,050,034
Nathan Leventhal	275,139,056	1,045,314

† Each Board Member’s term commenced January 1, 2024.

In addition, Joseph S. DiMartino, Peggy C. Davis and Robin A. Melvin continue as Board Members of the Trust. Mses. France and Gulley currently are Board Members of the Trust, but have not been previously elected by shareholders.

BOARD MEMBERS INFORMATION (Unaudited)
IIndependent Board Members

Joseph S. DiMartino (80)
Chairman of the Board (2006)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 86

———————

Peggy C. Davis (80)
Board Member (2006)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-Present)

No. of Portfolios for which Board Member Serves: 29

———————

Gina D. France (65)
Board Member (2019)

Principal Occupation During Past 5 Years:

• France Strategic Partners, a strategy and advisory firm serving corporate clients across the United States, Founder, President and Chief Executive Officer (2003-Present)

Other Public Company Board Memberships During Past 5 Years:

• Huntington Bancshares, a bank holding company headquartered in Columbus, Ohio, Director (2016-Present)

• Cedar Fair, L.P., a publicly-traded partnership that owns and operates amusement parks and hotels in the U.S. and Canada, Director (2011-May 2023)

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2015-Present)

No. of Portfolios for which Board Member Serves: 22

———————

Joan Gulley (76)
Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 39

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (60)
Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois, Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

No. of Portfolios for which Board Member Serves: 68

———————

Michael D. DiLecce (61)
Advisory Board Member (2022)

Principal Occupation During Past 5 Years:

• Retired since July 2022. Global Asset Management Assurance Leader, Ernst & Young LLP (2015-2022)

• Americas Regional Talent Managing Partner for Ernst & Young’s Financial Service Practice (2017-2021)

• Partner, Ernst & Young LLP (1997-2022)

No. of Portfolios for which Board Member Serves: 22

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 45 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; and Secretary of the Adviser. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

OFFICERS OF THE FUND (Unaudited) (continued)

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 53 investment companies (comprised of 102 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 54 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 53 investment companies (comprised of 105 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 47 investment companies (comprised of 114 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Variable Investment Fund, Opportunistic Small Cap Portfolio

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Newton Investment Management
North America, LLC
BNY Mellon Center
201 Washington Street
Boston, MA 02108

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Telephone 1-800-258-4260 or 1-800-258-4261

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 Attn: Institutional Services Department

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 0121AR1223

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Gina D. France, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Gina D. France is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $142,200 in 2022 and $145,044 in 2023.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $31,395 in 2022 and $31,907 in 2023. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2022 and $0 in 2023.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $17,631 in 2022 and $17,631 in 2023. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $16,369 in 2022 and $16,369 in 2023.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $110 in 2022 and $135 in 2023. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2022 and $ 0 in 2023.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,803,830 in 2022 and $1,865,667 in 2023.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Variable Investment Fund

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 8, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: February 8, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: February 8, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)